                                                  Filed Pursuant to Rule 497(c)
                                                  Registration File No. 2-34215


[SCHRODERS LOGO]



--------------------------------------------------------------------------------
PROSPECTUS
March 1, 2003



SCHRODER MUTUAL FUNDS

Investor Shares

This Prospectus describes six mutual funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust (each a "Trust"). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.


    SCHRODER EMERGING MARKETS FUND seeks long-term capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa.


    SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States.


    SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests principally in equity securities of mid-cap companies (companies with market capitalizations of between $1 and $10 billion).


    SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests principally in equity securities of companies with small market capitalizations (generally less than $2.2 billion).


    SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States.


    SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.


You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
SUMMARY INFORMATION ...................................................     3
  Schroder Emerging Markets Fund ......................................     3
  Schroder International Fund .........................................     5
  Schroder MidCap Value Fund ..........................................     7
  Schroder Small Capitalization Value Fund ............................     8
  Schroder U.S. Large Cap Equity Fund .................................    10
  Schroder U.S. Opportunities Fund ....................................    11
FEES AND EXPENSES .....................................................    14
OTHER INVESTMENT STRATEGIES AND RISKS .................................    16
MANAGEMENT OF THE FUNDS ...............................................    22
HOW THE FUNDS' SHARES ARE PRICED ......................................    24
HOW TO BUY SHARES .....................................................    24
HOW TO SELL SHARES ....................................................    26
EXCHANGES .............................................................    28
DIVIDENDS AND DISTRIBUTIONS ...........................................    28
TAXES .................................................................    29
FINANCIAL HIGHLIGHTS ..................................................    29
ACCOUNT APPLICATION ...................................................   A-1
PRIVACY STATEMENT .....................................................   B-1

SUMMARY INFORMATION
The Funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks.

The summary for each Fund includes a bar chart that shows how the investment returns of that Fund's Investor Shares have varied from year to year by setting forth returns for each of its last ten full calendar years of operation (or for each of its full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds. References in any of the discussions of the Funds' investment policies below to 80% of a Fund's "net assets" refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.


SCHRODER EMERGING MARKETS FUND

o  INVESTMENT OBJECTIVE. To seek long-term capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

   The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. Schroder has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund's eligible investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund normally will invest in at least three countries other than the United States.

   The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund also may do the following:

     o Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

     o Invest up to 20% of its assets in debt securities, including lower quality, high yielding debt securities (sometimes referred to as "high yield" or "junk" bonds), which entail certain risks.

     o Invest up to 5% of its assets in sovereign debt securities that are in default.

o  PRINCIPAL RISKS.

     o Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.

     o Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

     o Geographic Concentration. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

     o Non-Diversified Mutual Fund. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Fixed-Income Securities. The Fund may invest in fixed-income securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

     o High-Yield/Junk Bonds. Securities rated below investment grade ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

               SCHRODER EMERGING MARKETS FUND -- INVESTOR SHARES


[GRAPHIC OMITTED]


Annual Return


100%


 80%                    79.87%


 60%


 40%


 20%


  0%
                                                      -6.52%
                                                                      -10.24%
         -16.53%
-20%

                                       33.97%
-40%


-60%
                  |               |             |               |
         1998           1999           2000           2001            2000







                               Calendar Year End

During the periods shown above, the highest quarterly return was 29.54% for the quarter ended June 30, 1999, and the lowest was -24.95% for the quarter ended September 30, 2001.



---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                   ONE           FIVE         LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2002)                         YEAR          YEARS       (SINCE 10/31/97)
---------------------------------------------------------------------------------------------------------
 Schroder Emerging Markets Fund
---------------------------------------------------------------------------------------------------------
  Return Before Taxes                                       -10.24%         -3.60%           -3.39%
---------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                    -10.24%         -3.93%           -3.71%
---------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund
    Shares(1)                                                -6.29%         -2.91%           -2.74%
---------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International Emerging
  Markets Free Index(2)
  (reflects no deduction for fees, expenses or taxes)        -6.17%         -4.61%           -4.71%
---------------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).



SCHRODER INTERNATIONAL FUND

o INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will normally invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.

     The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

     The Fund also may do the following:

     o Invest in securities of issuers domiciled or doing business in "emerging market" countries.

     o Invest in securities of closed-end investment companies that invest primarily in foreign securities.

o  PRINCIPAL RISKS.

     o Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Geographic Concentration. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

     o Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

                SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]

 60%


 50%
       45.72%

 40%

                                                                       30.99%
 30%


 20%
                                                            13.52%
                            11.57%
 10%
                                       9.93%
                                                  3.34%
  0%
                 -0.27%
                                                                                 -2.29%
-10%

                                                                                                        -19.76%
-20%

                                                                                            -25.81%
-30%


-40%
              |         |          |          |          |         |          |          |          |            |
       1993      1994       1995       1996       1997      1998       1999       2000       2001       2002


                               Calendar Year End

During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -22.38% for the quarter ended September 30, 2002.

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                   ONE           FIVE          TEN
(FOR PERIODS ENDED DECEMBER 31, 2002)                         YEAR          YEARS         YEARS
--------------------------------------------------------------------------------------------------
 Schroder International Fund
--------------------------------------------------------------------------------------------------
  Return Before Taxes                                      -19.76%        -2.86%       4.77%
--------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                   -20.57%        -6.99%       0.96%
--------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                         -11.92%        -1.91%       3.64%
--------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International EAFE Index(2)
  (reflects no deduction for fees, expenses or taxes)      -15.94%        -2.89%       4.01%
--------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.


SCHRODER MIDCAP VALUE FUND

o  INVESTMENT OBJECTIVE. To seek long-term capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of mid-cap companies, as defined by Schroder. For these purposes, Schroder currently considers mid-cap companies to be those with market capitalizations of between $1 billion and $10 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

   Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

o PRINCIPAL RISKS.

     o Mid-Cap Companies. The Fund invests principally in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small companies). Like small companies (although often to a lesser degree), mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.


                 SCHRODER MIDCAP VALUE FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]


 25%


 20%
                                       18.22%

 15%


 10%
                         8.26%

  5%

         2.19%
  0%
                                                      -0.47%

 -5%


-10%

                                                                      -14.20%
-15%


-20%
                  |              |              |               |               |
         1998           1999           2000           2001            2002


                               Calendar Year End

During the periods shown above, the highest quarterly return was 24.26% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.



----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                  ONE        FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2002)                         YEAR       YEARS      (SINCE 8/1/97)
----------------------------------------------------------------------------------------------------
 Schroder MidCap Value Fund
----------------------------------------------------------------------------------------------------
  Return Before Taxes                                      -14.20%       2.24%          3.35%
----------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                   -16.89%       0.89%          2.09%
----------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                          -6.73%       1.81%          2.72%
----------------------------------------------------------------------------------------------------
 Russell Midcap Index(2)
  (reflects no deduction for fees, expenses or taxes)      -16.18%       2.19%          3.14%
----------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.

SCHRODER SMALL CAPITALIZATION VALUE FUND

o    INVESTMENT OBJECTIVE. To seek capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies with small market capitalizations, as defined by Schroder. For these purposes, Schroder currently considers small capitalization companies to be those with market capitalizations of less than $2.2 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

     Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

o    PRINCIPAL RISKS.

     o Small Companies. The Fund invests principally in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.


          SCHRODER SMALL CAPITALIZATION VALUE FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]

 40%


 35%
                                                                                 32.90%
                                      32.13%
 25%
                        23.91%
         23.39%
 20%


 15%


 10%


  5%
                                                                   4.81%
                                                                                                  0.29%
  0%


 -5%
                                                     -6.19%

-10%


-15%


-20%
                                                                                                                 -20.12%

-25%
                  |              |            |              |              |               |              |              |
         1995           1996          1997          1998           1999           2000            2001           2002



                               Calendar Year End

During the periods shown above, the highest quarterly return was 22.24% for the quarter ended June 30, 1999, and the lowest was -19.42% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS                                 ONE            FIVE       LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2002)                        YEAR          YEARS     (SINCE 2/15/94)
------------------------------------------------------------------------------------------------------
 Schroder Small Capitalization Value Fund
------------------------------------------------------------------------------------------------------
  Return Before Taxes                                      -20.12%         0.92%          8.17%
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                   -20.12%        -1.08%          6.15%
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                         -12.35%         0.28%          6.31%
------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)
  (reflects no deduction for fees, expenses or taxes)      -20.48%        -1.36%          5.66%
------------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index.


SCHRODER U.S. LARGE CAP EQUITY FUND

o  INVESTMENT OBJECTIVE. To seek growth of capital.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies in the United States. Currently, Schroder considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund may invest the remainder of its assets in other categories of equity securities, including equity securities of companies with small or medium market capitalizations, which tend to be more vulnerable to adverse developments than larger companies. See "Risks of Smaller Capitalization Companies" under "Risks of Investing in the Funds," below. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.

   The Fund may invest in companies that Schroder believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by Schroder.

o  PRINCIPAL RISKS.

     o Equity Securities. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.


             SCHRODER U.S. LARGE CAP EQUITY FUND -- INVESTOR SHARES


[GRAPHIC OMITTED]


  50%


  40%

                                                                                30.91%
  30%
                                  28.03%
                                                          23.33%
                                                                     21.94%
                                           21.48%
  20%

         12.50%
  10%


  0%
                                                                                             -5.84%
                     -5.18%
-10%

                                                                                                         -16.45%
-20%

                                                                                                                      -28.31
-30%


-40%
                |            |          |           |           |            |           |            |            |           |
         1993        1994        1995       1996         1997        1998        1999         2000         2001        2002


                               Calendar Year End

During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was -21.02% for the quarter ended September 30, 2002.


AVERAGE ANNUAL TOTAL RETURNS                                 ONE          FIVE         TEN
(FOR PERIODS ENDED DECEMBER 31, 2002)                        YEAR         YEARS        YEARS
-------------------------------------------------------------------------------------------------
 Schroder U.S. Large Cap Equity Fund
-------------------------------------------------------------------------------------------------
  Return Before Taxes                                      -28.31%        -2.08%       6.30%
-------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                   -28.31%        -5.99%       1.56%
-------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund
    Shares(1)                                              -17.38%        -2.39%       3.68%
-------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)      -22.10%        -0.58%       9.34%
-------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.


SCHRODER U.S. OPPORTUNITIES FUND

o  INVESTMENT OBJECTIVE. To seek capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, Schroder seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

   Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of $2.2 billion or less measured at the time of investment, including equity securities of companies with market capitalizations of $500 million or less

   (sometimes referred to as "micro-cap" companies). However, the Fund may invest any portion of its assets in equity securities of larger companies and in debt securities, if Schroder believes they offer the potential for capital appreciation. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies Schroder considers to be located in the United States.

o  PRINCIPAL RISKS.

     o Small Companies. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro cap companies; these investments tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

     o Initial Public Offerings (IPOs). The fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invests significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.


             SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR SHARES+

[GRAPHIC OMITTED]



 60%


 50%
                       49.08%

 40%

                                                                                           31.22%
 30%
                                                26.86
                                    22.29%
 20%
                                                                            13.10%
                                                                                                           11.56%
 10%

         4.45%
  0%

                                                              -9.23%
-10%

                                                                                                                         18.87%
-20%


-30%
                 |            |            |            |              |              |             |              |             |
         1994         1995         1996         1997          1998           1999          2000           2001          2002


                               Calendar Year End

During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS                                   ONE          FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2002)                         YEAR          YEARS      (SINCE 8/6/93)
-------------------------------------------------------------------------------------------------------
 Schroder U.S. Opportunities Fund
-------------------------------------------------------------------------------------------------------
  Return Before Taxes                                         -18.87%        4.04%         13.54%
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                      -19.29%        2.27%         10.19%
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                            -11.18%        2.82%         10.05%
-------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)
  (reflects no deduction for fees, expenses or taxes)         -20.48%       -1.36%          6.63%
-------------------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.
+ Effective January 1, 2003, Jenny B. Jones replaced Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. The performance results shown in the bar chart and table above were achieved during periods when Mr. Unschuld served as portfolio manager of the Fund.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUNDS.


SHAREHOLDER FEES (paid directly from your investment):



        Maximum Sales Load Imposed on Purchases ....................     None
        Maximum Deferred Sales Load ................................     None
        Maximum Sales Load Imposed on Reinvested Dividends .........     None
        Redemption Fee:
           Schroder International Fund .............................     2.00%(1)
           All Other Funds .........................................     None
        Exchange Fee ...............................................     None

(1) Shares of Schroder International Fund held for three months or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after November 1, 2000.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):



                                                                            SCHRODER         SCHRODER
                           SCHRODER                         SCHRODER          SMALL         U.S. LARGE       SCHRODER
                           EMERGING         SCHRODER         MIDCAP      CAPITALIZATION         CAP            U.S.
                            MARKETS      INTERNATIONAL       VALUE            VALUE           EQUITY       OPPORTUNITIES
                             FUND             FUND            FUND            FUND             FUND            FUND
                         ------------   ---------------   -----------   ----------------   ------------   --------------
 Management
  Fees(1) ............        1.25%           0.73%           0.90%            0.95%            0.75%           0.75%
 Distribution
  (12b-1) Fees .......        None            None            None             None             None            None
 Other
  Expenses(1)(2)......        2.15            3.27            2.90             1.43             2.98            1.46
                             -----           -----           -----            -----            -----           -----
 Total Annual
  Fund
  Operating
  Expenses(2) ........        3.40            4.00            3.80             2.38             3.73            2.21
 Fee Waiver and/
  or Expense
  Limitation(3) ......       (1.90)          (2.75)          (2.45)           (0.68)           (1.73)          (0.21)
                             -----           -----           -----            -----            -----           -----
 Net Expenses(3) .....        1.50            1.25            1.35             1.70             2.00            2.00

(1) Management Fees for each Fund include all fees payable to Schroder and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under "Other Expenses".
(2) "Total Annual Fund Operating Expenses" for each of the Funds have been restated to reflect estimated "Other Expenses" for the current fiscal year as if they had been in effect for the fiscal year ended October 31, 2002. The restatements are largely attributable to substantial redemptions that occurred from Schroder Ultra Fund, a series of Schroder Capital Funds (Delaware), after October 31, 2002, resulting in expected reallocations of common, complex-wide expenses among the Funds.
(3) The Net Expenses shown for the Funds reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through October 31, 2003, on the Total Annual Fund Operating Expenses of the Funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown on the previous page (except, in the first year, the operating expenses are the same as the Fund's Net Expenses shown on the previous page for the eight month period expiring October 31, 2003). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:





                                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                              --------   ---------   ---------   ---------
Schroder Emerging Markets Fund*                 $216      $  927      $1,660      $3,600
Schroder International Fund*                     220       1,051       1,899       4,093
Schroder MidCap Value Fund*                      220       1,011       1,821       3,933
Schroder Small Capitalization Value Fund*        196         700       1,230       2,682
Schroder U.S. Large Cap Equity Fund*             261       1,035       1,828       3,902
Schroder U.S. Opportunities Fund*                210         678       1,172       2,533

* Assuming for all periods that the operating expenses of the Funds remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:

      Schroder Emerging Markets Fund -- $153, $474, $818, $1,791.
      Schroder International Fund -- $127, $397, $686, $1,511.
      Schroder MidCap Value Fund -- $137, $428, $739, $1,624.
      Shroder Small Capitalization Value Fund -- $173, $536, $923, $2,009. Schroder U.S. Large Cap Equity Fund -- $203, $627, $1,078, $2,327. Schroder U.S. Opportunities Fund -- $203, $627, $1,078, $2,327.

OTHER INVESTMENT STRATEGIES AND RISKS
A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.


RISKS OF INVESTING IN THE FUNDS


     o Foreign Securities and Currencies. Except as otherwise noted in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Schroder International and Schroder Emerging Markets Funds invest substantial portions of their assets in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

        In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

        If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

        A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

        In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Funds may invest in American Depository Receipts (ADRs). ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States. Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

        Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.

     o Emerging Market Securities. Schroder Emerging Markets Fund will invest principally in "emerging markets" securities and Schroder International Fund may invest in these securities.

        Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. Schroder Emerging Markets Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of such investments and expose the Fund to the credit risk of its counterparties in trading those investments.

        Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     o Fixed-Income Securities. To varying extents, all of the Funds may invest in fixed-income securities. Fixed-income securities are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest.

        Market (Interest Rate) Risk. Market risk associated with an investment by a Fund in fixed-income securities relates to the possibility that interest rates will rise or fall in ways not anticipated by Schroder. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

        Credit Risk. Credit risk associated with fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Fixed-income securities held by a Fund are subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states, local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

     o High-Yield/Junk Bonds. To varying extents, all of the Funds, with the exception of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, may invest in securities rated below investment grade, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Rating Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statements of Additional Information for the Funds for further descriptions of securities ratings assigned by Moody's and Standard and Poor's. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. This would likely make the values of lower-rated securities held by a Fund more volatile than those of higher-rated securities, and could limit a Fund's ability to liquidate its securities.

     o Derivative Instruments. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or in the Funds' Statements of Additional Information, a Fund may buy or sell a variety of "derivative" instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

     o Short Sales. All of the Funds, with the exception of Schroder U.S. Large Cap Equity Fund, may sell securities short. Schroder Emerging Markets Fund may only engage in short sales if that Fund owns, or has the right to obtain, securities equivalent in kind and amount to any securities sold short (short sales "against the box"). A Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security or "close" the short position. Short positions will result in a loss if the market price of the security in question increases between the date when a Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where a Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     o U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

     o Risks of Smaller Capitalization Companies. Each of the Funds and, in particular, Schroder Emerging Markets, Schroder U.S. Opportunities, Schroder Small Capitalization Value, and Schroder MidCap Value Funds, may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small, and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Initial Public Offerings. Each of the Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.


OTHER INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

     o Foreign Currency Exchange Transactions. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

        In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

        From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

        The Funds may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

        A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

     o Securities Loans and Repurchase Agreements. To the extent permitted by a Fund's investment policies as set forth in the Statements of Additional Information, the Funds may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

     o When-Issued, Delayed Delivery, and Forward Commitment Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     o Investment in Other Investment Companies. Each Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in another investment company, a Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

     o Changes in Investment Objectives and Policies. The investment objective of each of Schroder International Fund, Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, and Schroder U.S. Opportunities Fund may not be changed without shareholder approval. The investment policies of each of those Funds may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds (Delaware) without a vote of the shareholders. The investment objectives and policies of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund may, unless otherwise specifically stated, be changed by the Trustees of Schroder Series Trust without a vote of the shareholders. Investment policies of certain of the Funds requiring a Fund to invest at least 80% of its net assets, under normal circumstances, in specific types of securities may be changed by the Trustees without shareholder approval after providing shareholders written notice as required by Securities and Exchange Commission rules.

     o Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.

     o Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay tax. Several of the Funds have experienced relatively high annual portfolio turnover rates (i.e., in excess of 100%) and each of the Funds may have high portfolio turnover rates in future periods. Consult your tax advisor regarding the tax effect of a Fund's portfolio turnover rate on your investment.

     o Temporary Defensive Strategies. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     o Other Investments. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statements of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS
Each Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2002, had in the aggregate assets under management of approximately $156.6 billion.

     o INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 2002, Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, and Schroder Small Capitalization Value Fund paid investment advisory fees to Schroder at the annual rate of 0.24%, 0.54%, 0.48%, and 0.95%, respectively, of each Fund's average daily net assets. Schroder International Fund and Schroder MidCap Value Fund paid no investment advisory fees during the period, reflecting expense limitations in effect during the period.

        The rate of advisory fees indicated above as paid by each Fund, other than Schroder Small Capitalization Value Fund, reflects expense limitations and/or fee waivers in place for all or part of the fiscal year ended October 31, 2002.

     o INVESTMENT ADVISORY FEE BREAKPOINTS. Two of the Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Opportunities Fund and Schroder International Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.

     o EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2003 to the extent the total operating expenses of each of the Funds exceed the following annual rates (based on the average daily net assets of the Fund taken separately): Schroder International Fund -- 1.25%; Schroder Emerging Markets Fund -- 1.50%; Schroder Small Capitalization Value Fund -- 1.70%; Schroder MidCap Value Fund -- 1.35%; Schroder U.S. Large Cap Equity Fund -- 2.00% and Schroder U.S. Opportunities Fund -- 2.00%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2003 will be limited to 0.45% of the Fund's average daily net assets.

     o PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee; all investment decisions for Schroder U.S. Large Cap Equity Fund and Schroder Emerging Markets Fund are made by investment committees for each asset class. Schroder's emerging markets investment committee consists of investment professionals with specific geographic or regional expertise; as well as members responsible for economic analysis and asset allocation, investment strategy and global stock and sector selection. Schroder's international small cap investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for asset allocation and investment strategy. The following portfolio managers have had primary responsibility for making investment decisions for the noted Funds since the years shown below. Their recent professional experience is also shown.

           FUND             PORTFOLIO MANAGER         SINCE           RECENT PROFESSIONAL EXPERIENCE
------------------------- -------------------- ------------------ --------------------------------------
 Schroder International   Deborah A. Chaplin   2002               Employed as an investment
 Fund                                                             professional at Schroder since 2000.
                                                                  From 1996 to 2000, Ms. Chaplin
                                                                  was a portfolio manager at Scudder
                                                                  Kemper Investments. Ms. Chaplin is
                                                                  an Executive Vice President at
                                                                  Schroder.

                          Sheridan P. Reilly   2002               Employed as an investment
                                                                  professional at Schroder since 2001.
                                                                  From 2000 to 2001, Mr. Reilly was
                                                                  Chief Investment Officer,
                                                                  International Equity, at Ivy
                                                                  Mackenzie, and from 1995 to 2000,
                                                                  he was a portfolio manager at
                                                                  Scudder Kemper Investments. Mr.
                                                                  Reilly is an Executive Vice President
                                                                  at Schroder.

 Schroder MidCap Value    Nancy B. Tooke       Inception (1997)   Employed as an investment
 Fund                                                             professional at Schroder and its
                                                                  predecessors since 1989. Ms. Tooke
                                                                  is an Executive Vice President of
                                                                  Schroder.

 Schroder Small           Nancy B. Tooke       Inception (1994)   See above.
 Capitalization
 Value Fund

 Schroder U.S.            Jenny B. Jones       2003               Employed as an investment
 Opportunities Fund                                               professional at Schroder since 2003.
                                                                  From 1996 through 2002, Ms. Jones
                                                                  was a portfolio manager at Morgan
                                                                  Stanley Investment Advisors Inc.,
                                                                  where she most recently served as an
                                                                  Executive Director. Ms. Jones is an
                                                                  Executive Vice President of Schroder.

     o NEW SUB-ADVISORY ARRANGEMENTS FOR SCHRODER EMERGING MARKETS AND U.S. LARGE CAP EQUITY FUNDS. In February 2003, the Board of Trustees of Schroder Capital Funds (Delaware) approved arrangements whereby Schroder will retain its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd."), to serve as sub-adviser responsible for the portfolio management of Schroder Emerging Markets Fund and Schroder U.S. Large Cap Equity Fund. It is expected that SIMNA Ltd. will assume these responsibilities on or about April 1, 2003. The new arrangements will be implemented as a result of a corporate reorganization involving Schroder and SIMNA Ltd. The personnel at Schroder responsible for the day-to-day portfolio management of the Funds at the time that the subadvisory arrangements are implemented will have the same responsibilities in their capacities as employees of SIMNA Ltd., and there will be no change in the portfolio management or investment policies and strategies of the Funds as a result of this reorganization. As compensation for its services, it is expected that Schroder will pay to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroder receives from each of the two Funds.

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Investor Shares, the net asset value of a Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares.



HOW TO BUY SHARES

Through Schroder Fund Advisors Inc., the distributor of the Trusts' shares, each Trust sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

You may purchase shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Funds' transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent" or "BFDS"), at the addresses listed under "Purchases by Check", or by calling (800) 464-3108 between 8:00 a.m. and 6:00 p.m. (Eastern Time). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Investor Shares of each of the Funds are sold at their net asset value next determined after the applicable Trust receives your order. In order for you to receive the Fund's next determined net asset value, a Trust must receive your order before the close of trading on the New York Stock Exchange.

Each Trust reserves the right to reject any order to purchase shares of a Fund if the Trust or Schroder believes that the purchaser is engaging in "market timing" activity or similar conduct that may be harmful to the Fund or its shareholders.


INVESTMENT MINIMUMS
The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:


                                                    INITIAL    ADDITIONAL
                                                  INVESTMENT   INVESTMENTS
                                                 ------------ ------------
  Regular Accounts                                  $10,000      $1,000
  Traditional and Roth IRAs                         $ 3,000      $  250

A Trust may, in its sole discretion, accept smaller initial or subsequent investments. None of the Funds issues share certificates.

Each Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. Each Trust may also change any investment minimum from time to time.


PURCHASES BY CHECK
You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund that you wish to purchase, or, if you wish to purchase shares of multiple Funds, make your check payable to Schroder Mutual Funds. If you are purchasing shares of multiple funds, your check should be accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing. Third-party checks will not be accepted.


For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:



REGULAR MAIL                            OVERNIGHT OR EXPRESS MAIL
----------------------------            -------------------------------------
     Schroder Mutual Funds              Boston Financial Data Services, Inc.
     P.O. Box 8057                      Attn: Schroder Mutual Funds
     Boston, MA 02266                   66 Brooks Drive
                                        Braintree, MA 02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.


PURCHASES BY BANK WIRE
If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, BFDS will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will be sending funds by wire, and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C:  Mutual Fund Account Number
              Name of Fund

Your purchase will not be processed until the wired funds have been received.


AUTOMATIC PURCHASES
You can make regular investments of $100 or more per month or quarter in shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.


BROKERS AND OTHER FINANCIAL INSTITUTIONS
As stated above, you may also buy, redeem and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroder or Schroder Fund Advisors Inc. The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying, exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers may accept purchase and redemption orders for Investor Shares of the Funds. Such brokers may designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. For purposes of pricing, a Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders would be priced at the Fund's net asset value next determined after they are accepted by the broker or authorized designee.

Investors may be charged a fee when effecting transactions through a broker or other agent in addition to any fees charged by the Funds.


OTHER PURCHASE INFORMATION
Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone (800) 464-3108.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trusts. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.




HOW TO SELL SHARES

TIMING
You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, except that shareholders of Schroder International Fund may have a redemption fee deducted from that amount as described below. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. If you hold your shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Shares for which certificates have been issued may not be redeemed by telephone. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.

You will be paid for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Payment for shares is generally sent on the business day after a request is received. Under unusual circumstances, a Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, you will not be sent redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.


INVOLUNTARY REDEMPTIONS
With regard to shares of Schroder International Fund, Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, or Schroder U.S. Opportunities Fund, if, because of your redemptions, your account balance for any of these Funds falls below a minimum amount set by the Trustees (presently $2,000), Schroder Capital Funds (Delaware) may choose to redeem your shares in that Fund and pay you for them. With regard to shares of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, if, because of your redemptions, you own fewer shares than a minimum amount (presently 50 shares) of any of these Funds, Schroder Series Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before a Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The applicable Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


SUSPENSION
A Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


REDEMPTIONS IN KIND
Each Trust has agreed to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. The Trusts do not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.


GENERAL
If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the applicable Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.


REDEMPTION FEE -- SCHRODER INTERNATIONAL FUND
Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of
(i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of the Fund acquired prior to November 1, 2000; (ii) from shares of the Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (iii) from all other shares of the Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (iii) above that are redeemed three months or less from their date of purchase will be subject to the redemption fee.




EXCHANGES
You can exchange your shares of the Fund for shares of most other funds in the Schroder family of funds at any time at their respective net asset values, except that exchanges of shares of Schroder International Fund into another Fund may be subject to a redemption fee as described above (such that the exchange would be made at net asset value minus any redemption fee). The exchange would be treated as a sale of your shares and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. Each Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Because excessive trading can hurt Fund performance, operations and shareholders, each Trust may also limit the amount or number of exchanges or reject any exchange if the Trust or Schroder believes that the investor in question is engaged in "market timing activities", or similar activities that may be harmful to the Fund or its shareholders.




DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes any net investment income and any net realized capital gain at least annually. For each of the Funds, distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     o  Reinvest all distributions in additional Investor Shares of your Fund;

     o Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;

     o Receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

     o  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another Fund) of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders. Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified in the Internal Revenue Code. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.




FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand the financial performance of each of the Funds for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

For all periods through the fiscal year ended October 31, 1999, the financial highlights presented below for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund were audited by Arthur Andersen LLP, the former independent accountants to those Funds. For all other periods and for each of the Funds not named in the previous sentence, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants to the Funds. The audited financial statements for the Funds and the related independent accountants' report are contained in the Trusts' combined Annual Report and are incorporated by reference into each Trust's Statement of Additional Information. Copies of the Annual Report may be obtained without charge by writing the applicable Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.

SCHRODER EMERGING MARKETS FUND
Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD
                                         ENDED          ENDED          ENDED            ENDED            ENDED          ENDED
                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,        MAY 31         MAY 31,
                                         2002           2001           2000            1999(A)           1999          1998(F)
                                    -------------- -------------- -------------- ------------------ -------------- ---------------
 Net Asset Value, Beginning of
  Period                               $  7.49        $  10.49       $  12.18       $    10.62         $  9.04        $ 10.00
                                       -------        --------       --------       ----------         -------        -------
 Investment Operations:(b)
  Net Investment Income (Loss)              --            0.02          (0.18)          ( 0.03)           0.03           0.02
  Net Realized and Unrealized
    Gain (Loss) on Investments
    and Foreign Currency
    Transactions                          0.32           (3.02)         (0.90)            1.59            1.58          (0.98)
                                       -------        --------       --------       ----------         -------        -------
 Total from Investment Operations         0.32           (3.00)         (1.08)            1.56            1.61          (0.96)
                                       -------        --------       --------       ----------         -------        -------
 Distributions from:
  Net Investment Income                     --              --          (0.12)              --           (0.03)            --
  Net Realized Gain on
    Investments and Foreign
    Currency Transactions                   --              --          (0.49)              --              --             --
                                       -------        --------       --------       ----------         -------        -------
 Total Distributions                        --              --          (0.61)              --           (0.03)            --
                                       -------        --------       --------       ----------         -------        -------
 Net Asset Value, End of Period        $  7.81        $   7.49       $  10.49       $    12.18         $ 10.62        $  9.04
                                       =======        ========       ========       ==========         =======        =======
 Total Return(c)                          4.27%         (28.60)%       (10.00)%          14.69%         17.88%          (9.60)%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)                           $43,120        $ 29,220       $ 31,553       $    3,162         $ 2,218        $   18
 Ratios to Average Net Assets:(b)
  Expenses including
    reimbursement/waiver of fees          1.63%           1.70%          1.70%            1.70%(d)       1.65%          1.70%(d)
  Expenses excluding
    reimbursement/waiver of fees          2.39%           2.38%          2.35%            7.84%(d)      10.74%            -- (e)
  Net investment income (loss)
    including reimbursement/
    waiver of fees                       (0.10)%          0.20%         (0.61)%         ( 0.59)%(d)      0.51%          1.72%(d)
 Portfolio Turnover Rate(g)                167%            144%           192%             160%           177%(h)        23%(h)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Commencing September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.
(d)        Annualized.
(e)        Amount is not meaningful due to short period of operations.
(f) For the period October 31, 1997 (Commencement of Operations) through May 31, 1998.
(g) The portfolio turnover rates for the period ending May 31, 1998 and the year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(h)        Not annualized.

SCHRODER INTERNATIONAL FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                          FOR THE YEAR ENDED OCTOBER 31,
                                     -------------------------------------------------------------------------
                                          2002            2001           2000           1999           1998
                                     -------------   -------------   ------------   ------------   -----------
 Net Asset Value, Beginning of
  Period                               $   7.26        $  16.74        $ 17.02        $ 17.10       $ 18.37
                                       --------        --------        -------        -------       --------
 Investment Operations:(a)
  Net Investment Income                    0.04            0.09           0.15           0.07          0.23
  Net Realized and Unrealized
    Gain (Loss) on Investments
    and Foreign Currency
    Transactions                          (1.13)          (2.38)          1.24           3.20          0.34
                                       --------        --------        -------        -------       --------
 Total from Investment
  Operations                              (1.09)          (2.29)          1.39           3.27          0.57
                                       --------        --------        -------        -------       --------
 Distributions from:
  Net Investment Income                      --           (0.31)          (0.07)         (0.18)        (0.29)
  Net Realized Gain on
    Investments and Foreign
    Currency Transactions                 (0.80)          (6.88)          (1.60)         (3.17)        (1.55)
                                       --------        --------        --------       --------      --------
 Total Distributions                      (0.80)          (7.19)          (1.67)         (3.35)        (1.84)
                                       --------        --------        --------       --------      --------
 Net Asset Value, End of Period        $   5.37        $   7.26        $  16.74        $ 17.02       $ 17.10
                                       ========        ========        ========       ========      ========
 Total Return(b)                         (17.20)%        (24.96)%          8.02%         21.82%         3.82%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period (in
  thousands)                           $  6,427        $ 20,850        $105,363       $157,620      $129,955
 Ratios to Average Net Assets:(a)
  Expenses including
    reimbursement/ waiver of
    fees                                   1.14%           0.99%           0.99%          0.99%         0.99%
  Expenses excluding
    reimbursement/ waiver of
    fees                                   1.94%           1.41%           1.14%          1.06%         1.08%
  Net investment income
    including
    reimbursement/waiver of
    fees                                   0.60%           0.57%           0.54%          0.60%         1.14%
 Portfolio Turnover Rate(c)                 111%            146%            132%            85%           53%

(a) From the period November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/ losses of the underlying portfolio, Schroder International Equity Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements).

(c) The portfolio turnover rates for the years ended October 31, 1997 and October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ended October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.

SCHRODER MIDCAP VALUE FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                            FOR THE YEAR ENDED OCTOBER 31,
                                      --------------------------------------------------------------------------
                                            2002             2001           2000           1999          1998
                                      ----------------   -----------   -------------   -----------   -----------
 Net Asset Value, Beginning of
  Period                                 $  11.11          $ 13.50       $ 10.88         $  9.72       $ 10.36
                                         --------          -------       -------         -------       -------
 Investment Operations:
  Net Investment Loss                       (0.05)           (0.02)        (0.01)             --         (0.01)
  Net Realized and Unrealized
    Gain (Loss) on Investments              (0.46)(c)        (1.13)         2.63            1.16         (0.63)
                                         --------          -------       -------         -------       -------
 Total from Investment Operations           (0.51)           (1.15)         2.62            1.16         (0.64)
                                         --------          -------       -------         -------       -------
 Distributions from:
  Net Investment Income                        --            (0.01)           --(a)           --            --
  Net Realized Capital Gains                (0.93)           (1.23)           --              --            --
                                         --------          -------       -------         -------       -------
 Total Distributions                        (0.93)           (1.24)           --              --            --
                                         --------          -------       -------         -------       -------
 Net Asset Value, End of Period          $   9.67          $ 11.11       $ 13.50         $ 10.88       $  9.72
                                         ========          =======       =======         =======       =======
 Total Return(b)                            (5.80)%          (9.30)%       24.11%          11.98%        (6.18)%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)                             $  2,882          $ 6,094       $ 8,161         $11,179       $10,484
 Ratio to Average Net Assets:
  Expenses including
    reimbursement/waiver of fees             1.35%            1.35%         1.35%           1.35%         1.35%
  Expenses excluding
    reimbursement/waiver of fees             2.30%            3.43%         2.59%           2.28%         2.47%
  Net Investment Income
    including
    reimbursement/waiver of fees            (0.33)%          (0.12)%       (0.03)%         (0.03)%       (0.06)%
 Portfolio Turnover Rate                      102%             149%          141%            175%          166%

(a)        Amount was less than $0.01 per share.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Series Trust's financial statements). Total return calculations for a period of less than one year are not annualized.

(c) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to the fluctuating market value of investments of the Fund.

SCHRODER SMALL CAPITALIZATION VALUE FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------------------------------
                                                  2002              2001          2000          1999           1998
                                          -------------------   -----------   -----------   -----------   -------------
 Net Asset Value, Beginning of Period        $    13.50           $ 16.18       $ 13.10       $ 12.91       $  17.67
                                             ----------           -------       -------       -------       --------
 Investment Operations:
  Net Investment Loss                             (0.12)            (0.12)        (0.09)        (0.08)         (0.02)
  Net Realized and Unrealized Gain
    (Loss) on Investments                         (2.04)             0.89          3.74          0.51          (2.05)
                                             ----------           -------       -------       -------       --------
 Total from Investment Operations                 (2.16)             0.77          3.65          0.43          (2.07)
                                             ----------           -------       -------       -------       --------
 Distributions from:
  Net Investment Income                              --                --            --            --             --
  Net Realized Capital Gains                      (1.10)            (3.45)        (0.57)        (0.24)         (2.69)
                                             ----------           -------       -------       -------       --------
 Total Distributions                              (1.10)            (3.45)        (0.57)        (0.24)         (2.69)
                                             ----------           -------       -------       -------       --------
 Net Asset Value, End of Period              $    10.24           $ 13.50       $ 16.18       $ 13.10       $  12.91
                                             ==========           =======       =======       =======       ========
 Total Return                                    (17.74)%(a)         5.17%        28.98%         3.40%        (13.29)%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)                                 $   28,587           $40,655       $53,240       $60,206       $ 67,814
 Ratio to Average Net Assets:
  Expenses including
    reimbursement/waiver of fees                   1.65%             1.66%         1.44%         1.50%          1.29%
  Expenses excluding
    reimbursement/waiver of fees                   1.65%             1.66%         1.44%         1.50%          1.29%
  Net Investment Income including
    reimbursement/waiver of fees                  (0.83)%           (0.73)%       (0.39)%       (0.54)%        (0.14)%
 Portfolio Turnover Rate                             85%               92%          104%          102%            88%

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to Schroder Series Trust's financial statements.)

SCHRODER U.S. LARGE CAP EQUITY FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                               FOR THE YEAR ENDED OCTOBER 31,
                                          ------------------------------------------------------------------------
                                               2002            2001            2000          1999          1998
                                          -------------   --------------   -----------   -----------   -----------
 Net Asset Value, Beginning of Period       $   3.55        $   4.95         $  6.73       $  7.79       $  9.82
                                            --------        --------         -------       -------       -------
 Investment Operations:
  Net Investment Loss                          (0.03)             --(a)        (0.02)        (0.06)        (0.06)
  Net Realized and Unrealized Gain
    (Loss) on Investments                      (0.75)          (1.40)           1.26          2.00          0.78
                                            --------        --------         -------       -------       -------
 Total from Investment Operations              (0.78)          (1.40)           1.24          1.94          0.72
                                            --------        --------         -------       -------       -------
 Distributions from:
  Net Investment Income                        (0.01)             --              --            --            --
  Net Realized Gain on Investments                --              --           (2.68)        (3.00)        (2.75)
  Return of Capital                               --              --           (0.34)           --            --
                                            --------        --------         -------       -------       -------
 Total Distributions                           (0.01)             --           (3.02)        (3.00)        (2.75)
                                            --------        --------         -------       -------       -------
 Net Asset Value, End of Period             $   2.76        $   3.55         $  4.95       $  6.73       $  7.79
                                            ========        ========         =======       =======       =======
 Total Return(b)                              (22.05)%        (28.28)%         18.73%        30.95%         8.87%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)(c)                             $  9,475        $ 19,447         $48,327       $14,110       $12,540
 Ratios to Average Net Assets:
  Expenses including reimbursement/
    waiver of fees                              2.01%           1.50%           1.40%         1.50%         1.50%
  Expenses excluding
    reimbursement/waiver of fees                2.22%           1.76%           1.55%         1.99%         1.85%
  Net investment loss including
    reimbursement/waiver of fees               (0.75)%         (0.08)%         (0.79)%       (0.93)%       (0.71)%
 Portfolio Turnover Rate                          57%             62%            195%           87%          209%

(a)        Amount was less than $(0.01) per share.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to the financial statements of Schroder Capital Funds (Delaware)).

(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

SCHRODER U.S. OPPORTUNITIES FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                                                                      FOR THE
                                               FOR THE YEAR ENDED                     PERIOD             FOR THE YEAR ENDED
                                                   OCTOBER 31,                         ENDED                   MAY 31,
                                    -----------------------------------------       OCTOBER 31,      ---------------------------
                                        2002           2001           2000            1999(A)             1999           1998
                                    ------------   ------------   -----------   ------------------   -------------   -----------
 Net Asset Value, Beginning of
  Period                              $ 15.17        $ 18.01        $ 12.79        $   12.80           $  14.76        $ 13.26
                                      -------        -------        -------        ---------           --------        -------
 Investment Operations:(b)
  Net Investment Loss                   (0.10)         (0.13)         (0.08)           (0.03)             (0.09)        ( 0.06)
  Net Realized and Unrealized
   Gain (Loss) on
   Investments                          (1.15)          0.59           5.30             0.02              (1.84)          2.82
                                      -------        -------        -------        ---------           --------        -------
 Total from Investment
  Operations                            (1.25)          0.46           5.22           ( 0.01)             (1.93)          2.76
                                      -------        -------        -------        ---------           --------        -------
 Distributions from:
  Net Investment Income                    --             --             --               --                 --             --
  Net Realized Gain on
   Investments                          (1.35)         (3.30)            --               --              (0.03)         (1.26)
                                      -------        -------        -------        ---------           --------        -------
 Total Distributions                    (1.35)         (3.30)            --               --              (0.03)         (1.26)
                                      -------        -------        -------        ---------           --------        -------
 Net Asset Value, End of Period       $ 12.57        $ 15.17        $ 18.01        $   12.79           $  12.80        $ 14.76
                                      =======        =======        =======        =========           ========        =======
 Total Return(c)                        (9.91)%         3.25%         40.81%           (0.08)%           (13.08)%        21.63%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period
  (in thousands)                      $41,857        $ 28,096       $63,637        $  42,177           $ 47,870        $51,679
 Ratios to Average Net
  Assets:(b)
  Expenses including
   reimbursement/waiver of
   fees                                  1.49%          1.49%          1.18%            1.35%(d)           1.42%          1.37%
  Expenses excluding
   reimbursement/waiver of
   fees                                  1.50%          1.83%          1.18%            1.35%(d)           1.45%          1.37%
  Net investment loss
   including
   reimbursement/waiver of
   fees                                 (0.75)%        (0.79)%        (0.55)%          (0.54)%(d)         (0.65)%        (0.51)%
 Portfolio Turnover Rate(e)                81%           105%           172%              52% (f)           119%            55%

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.

(b) From November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to the financial statements of Schroder Capital Funds (Delaware)). Total return calculations for a period of less than one year are not annualized.

(d)        Annualized.

(e) The portfolio turnover rates for the periods November 1, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(f)        Not annualized.

                              INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                               875 Third Avenue
                           New York, New York 10022


              ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10022


                    ADMINISTRATOR FOR SCHRODER SERIES TRUST
            SUB-ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                     SEI Investments Mutual Funds Services
                             1 Freedom Valley Drive
                           Oaks, Pennsylvania 19456


                                   CUSTODIAN
                            J.P. Morgan Chase & Co.
                                270 Park Avenue
                           New York, New York 10017


                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10019


                    TRANSFER AND DIVIDEND DISBURSING AGENT
                     Boston Financial Data Services, Inc.
                              Two Heritage Drive
                       North Quincy, Massachusetts 02171


                                    COUNSEL
                                 Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110


                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers LLP
                              Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST


Each of Schroder Capital Funds (Delaware) and Schroder Series Trust has a statement of additional information (SAI) and annual and semi-annual reports to shareholders which include additional information about the Funds offered by that Trust. The SAIs and the financial statements included in the Trusts' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Trusts' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling (800) 464-3108.

You may review and copy information about each Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trusts on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to Schroder Capital Funds (Delaware)'s or Schroder Series Trust's file numbers under the Investment Company Act, which are 811-1911 and 811-7840, respectively.


SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
P.O. Box 8507
Boston, Ma 02266
(800) 464-3108


WS/SF0303P


File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           Schroder International Fund
                         Schroder Emerging Markets Fund
                       Schroder U.S. Large Cap Equity Fund
                        Schroder U.S. Opportunities Fund
                               Schroder Ultra Fund


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2003


This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus dated March 1, 2003, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

Certain disclosure has been incorporated by reference into this SAI from the Funds' most recent annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY..................................................................1
FUND CLASSIFICATION............................................................1
CAPITALIZATION AND SHARE CLASSES...............................................1
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS......................2
INVESTMENT RESTRICTIONS.......................................................17
MANAGEMENT OF THE TRUST.......................................................24
SCHRODER AND ITS AFFILIATES...................................................30
INVESTMENT ADVISORY AGREEMENTS................................................30
TRUSTEES' APPROVAL OF ADVISORY AGREEMENTS.....................................33
ADMINISTRATIVE SERVICES.......................................................34
DISTRIBUTOR...................................................................37
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................37
DETERMINATION OF NET ASSET VALUE..............................................40
TAXES ........................................................................41
PRINCIPAL HOLDERS OF SECURITIES...............................................44
PERFORMANCE INFORMATION.......................................................44
CUSTODIAN.....................................................................46
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................46
INDEPENDENT ACCOUNTANTS.......................................................47
CODE OF ETHICS................................................................47
LEGAL COUNSEL.................................................................47
SHAREHOLDER LIABILITY.........................................................47
FINANCIAL STATEMENTS..........................................................47
APPENDIX A: HOLDERS OF OUTSTANDING SHARES....................................A-1
APPENDIX B: RATINGS OF CORPORATE DEBT INSTRUMENTS............................B-1

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust is governed by a Trust Instrument and under Delaware law. Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

The Trust currently offers shares of beneficial interest of five series with separate investment objectives and policies (the "Funds"), which are offered pursuant to the Prospectus and this SAI. Each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund other than Schroder Emerging Markets Fund is a "diversified" investment company under the Investment Company Act. For a diversified investment company, this means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). None of the diversified Funds is subject to this limitation with respect to the remaining 25% of its total assets. Schroder Emerging Markets Fund is a "non-diversified" investment company under the Investment Company Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund listed in this SAI currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

                         CERTAIN DERIVATIVE INSTRUMENTS

Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the Prospectus, each Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Funds may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

                                     OPTIONS

Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroder may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal Revenue Code of 1986, may also restrict the Trust's use of options.

                                FUTURES CONTRACTS

To the extent permitted under "Investment Restrictions" below and in the Prospectus and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

A Fund will not enter into a futures contract or futures option contract for investment purposes if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's net assets (or such other limit permitted by applicable regulatory authority).

FUTURES ON SECURITIES AND RELATED OPTIONS. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on securities is subject to Schroder's ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

OTHER RISKS. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

                               FORWARD COMMITMENTS

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

                              REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

                             WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                       LOANS OF FUND PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

                               FOREIGN SECURITIES

Each Fund may invest in securities principally traded in foreign markets. Schroder International Fund and Schroder Emerging Markets Fund invest primarily in foreign securities. Each Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

                           EMERGING MARKET SECURITIES

Certain Funds, and particularly Schroder Emerging Markets Fund, invest in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

                             CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of commons stock. Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

                         WARRANTS TO PURCHASE SECURITIES

Certain Funds may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Schroder Emerging Markets Fund and Schroder International Fund may each also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

                             ZERO-COUPON SECURITIES

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

                                   SHORT SALES

To the extent permitted under "Investment Restrictions" below and in the Prospectus, the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

                         TEMPORARY DEFENSIVE STRATEGIES

As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Funds. A Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Any other investment policies described in the Prospectus and this SAI may be changed by the Trustees without shareholder approval.

                           SCHRODER INTERNATIONAL FUND

Schroder International Fund will not:

FUNDAMENTAL POLICIES:

1. As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2. As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3.   Invest 25% or more of the value of its total assets in any one industry.

4.   Borrow money, except to the extent permitted by applicable law.

5. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

NON-FUNDAMENTAL POLICY:

1. Schroder International Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by Schroder pursuant to guidelines adopted by the Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2. The Fund will not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the Fund's investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with rule 144A under the Securities Act of 1933 as amended. Such securities may be determined by the Fund's investment adviser to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                         SCHRODER EMERGING MARKETS FUND

Schroder Emerging Markets Fund will not:

FUNDAMENTAL POLICIES:

1. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories or possessions of the United States or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the Investment Company Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the Investment Company Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except as permitted by applicable law. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any permissible borrowing; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)

NONFUNDAMENTAL POLICIES:

1. The Fund is "non-diversified" as that term is defined in the Investment Company Act. To the extent required to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

2. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchase securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities.

3. Invest more than 15% of its net assets in "illiquid securities", which include: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the Securities Act of 1933, as amended, ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees of the Trust.

4. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. Invest in securities of another investment company, except to the extent permitted by the Investment Company Act.

6. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

7. Purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

8. Lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

         In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies determined by Schroder to be "emerging markets" issuers.

                       SCHRODER U.S. LARGE CAP EQUITY FUND

Schroder U.S. Large Cap Equity Fund will not:

FUNDAMENTAL POLICIES:

1. Issue senior securities except that: (1) it may borrow money from a bank on its promissory note or other evidence of indebtedness (any such borrowing may not exceed one-third of the Fund's total assets after the borrowing);
     (2) if at any time such borrowing exceeds such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

2. Effect short sales, purchase any security on margin or write or purchase put and call options.

3.   Acquire more than 10% of the voting securities of any one issuer.

4.   Invest 25% or more of the value of its total assets in any one industry.

5. Engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

6.   Engage in the purchase and sale of commodities or commodity contracts.

7.   Invest in companies for the purpose of exercising control or management.

8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended.

9. Make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets (provided that, for the purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be considered the making of a loan).

10. Acquire securities described in the two immediately preceding fundamental policies which in the aggregate exceed 10% of the value of the Fund's total assets.

NON-FUNDAMENTAL POLICIES:

1. Invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into.

2. Engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

         In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies in the United States.

         For purposes of the preceding paragraph, Schroder currently considers large-capitalization companies to be those with market capitalizations of $5 billion or more measured at the time of investment.

                        SCHRODER U.S. OPPORTUNITIES FUND

Schroder U.S. Opportunities Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICIES:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

         In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that Schroder considers to be located in the United States.

                               SCHRODER ULTRA FUND

Schroder Ultra Fund will not:

FUNDAMENTAL POLICIES:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

7. Invest in companies for the purpose of acquiring control or management thereof, except that the Fund may invest in other investment companies to the extent permitted under the Investment Company Act or by rule or exemption thereunder.

8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs).

9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that, effective on or about April 1, 2003, it is expected that Schroder Investment Management North America Limited ("SIMNA Ltd."), an affiliate of Schroder, will serve as sub-adviser responsible for the portfolio management of each of Schroder Emerging Markets Fund and Schroder U.S. Large Cap Equity Fund. See below, "Investment Advisory Agreements - Subadvisory Agreements." Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust (each, a "Disinterested Trustee").

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
                                                                                 NUMBER OF
                                             TERM OF                           PORTFOLIOS IN
                             POSITION(S)   OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
   DISINTERESTED TRUSTEE        TRUST      TIME SERVED   DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
David N. Dinkins, 75         Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1994     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust; Professor,
                                                         Columbia School
                                                         of International
                                                         and Public Affairs
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
Peter E. Guernsey, 81        Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1975     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust; Retired.
                                                         Formerly, Senior
                                                         Vice President,
                                                         Marsh & McLennan,
                                                         Inc. (insurance
                                                         services)
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
John I. Howell, 86           Trustee      Indefinite     Trustee and Lead            7                   None
875 Third Avenue, 22nd Fl.                Since 1975     Disinterested
New York, NY 10022                                       Trustee of the
                                                         Trust and
                                                         Schroder Series
                                                         Trust; Private
                                                         Consultant,
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting)
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------


                                                                24

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
Peter S. Knight, 52          Trustee      Indefinite     Trustee of the              7          Medicis
875 Third Avenue, 22nd Fl.                Since 1993     Trust and                              Pharmaceutical Corp.;
New York, NY 10022                                       Schroder Series                        Whitman Education
                                                         Trust; Director,                       Group, Inc.;
                                                         Schroder Astra                         EntreMed, Inc.;
                                                         Fund, Ltd.;                            Pharmaceutical
                                                         Director,                              Resources, Inc.
                                                         Schroder Credit
                                                         Renaissance Fund,
                                                         LP; Director,
                                                         Schroder
                                                         Alternative
                                                         Investment Fund;
                                                         Managing
                                                         Director, MetWest
                                                         Financial
                                                         (financial
                                                         services).
                                                         Formerly,
                                                         President, Sage
                                                         Venture Partners
                                                         (investing);
                                                         Partner, Wunder,
                                                         Knight, Forscey &
                                                         DeVierno (law
                                                         firm)
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
William L. Means, 66         Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust.  Retired.
                                                         Formerly,
                                                         Director,
                                                         Schroder Asian
                                                         Growth Fund.
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
Clarence F. Michalis, 81     Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1969     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust; Chairman
                                                         of the Board of
                                                         Directors, Josiah
                                                         Macy, Jr.,
                                                         Foundation
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------

                               INTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are "interested persons" (as defined in the Investment Company Act) of the Trust (each, an "Interested Trustee").

--------------------------- ------------- ------------- -------------------- ------------------ -----------------------
                                                                                 NUMBER OF
                                            TERM OF                            PORTFOLIOS IN
                            POSITION(S)    OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
--------------------------- ------------- ------------- -------------------- ------------------ -----------------------
Hermann C. Schwab, 83*       Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1969     Trust and
New York, NY 10022                                       Schroder Series
                                                         Trust.  Retired.
                                                         Formerly,
                                                         consultant to
                                                         Schroder Capital
                                                         Management
                                                         International,
                                                         Inc.; Trustee,
                                                         St. Luke's/
                                                         Roosevelt Hospital
                                                         Center
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
Catherine A. Mazza, 43*     Trustee,      Indefinite    Trustee, President           7                   None
875 Third Avenue, 22nd Fl.  President     Since 2000    and Chief
New York, NY 10022          and Chief                   Executive Officer
                            Executive                   of the Trust and
                            Officer                     Schroder Series
                                                        Trust; Senior Vice
                                                        President,
                                                        Schroder;
                                                        President and
                                                        Director, Schroder
                                                        Fund Advisors, Inc.

--------------------------- ------------- ------------- -------------------- ------------------ -----------------------

* Mr. Schwab is an Interested Trustee due to his beneficial ownership of securities issued by Schroders plc, the ultimate parent company of Schroder Investment Management North America Inc., the Trust's investment adviser. Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc. and its affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Funds.

---------------------------- ----------------------- ----------------------------- ------------------------------------
   NAME, AGE AND ADDRESS     POSITION(S) HELD WITH          TERM OF OFFICE               PRINCIPAL OCCUPATION(S)
        OF OFFICER                   TRUST            AND LENGTH OF TIME SERVED            DURING PAST 5 YEARS
---------------------------- ----------------------- ----------------------------- ------------------------------------
Catherine A. Mazza, 43       See above               See above                     See above
875 Third Avenue, 22ndFl.
New York, NY 10022
---------------------------- ----------------------- ----------------------------- ------------------------------------
Alan M. Mandel, 45           Treasurer and           Indefinite                    First Vice President and Chief
875 Third Avenue, 22ndFl.    Principal Financial     Since 1998                    Financial Officer/Controller - NY
New York, NY 10022           and Accounting Officer                                Schroder; Senior Vice President,
                                                                                   Treasurer and Director, Schroder
                                                                                   Fund Advisors Inc.; Treasurer and
                                                                                   Chief Financial Officer, Schroder
                                                                                   Series Trust.  Formerly, Director
                                                                                   of Mutual Fund Administration for
                                                                                   Salomon Brothers Asset Management.
---------------------------- ----------------------- ----------------------------- ------------------------------------
Barbara Brooke Manning, 56   Vice President          Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.                           Since 2002                    and Chief Compliance Officer,
New York, NY  10022                                                                Schroder and Schroder Fund
                                                                                   Advisors Inc.; Vice President,
                                                                                   Schroder Series Trust. Formerly,
                                                                                   Special Counsel, Roseman & Colin
                                                                                   (law firm); Assistant Regional
                                                                                   Administrator, Securities &
                                                                                   Exchange Commission, Northeast
                                                                                   Regional Office.
---------------------------- ----------------------- ----------------------------- ------------------------------------
Carin F. Muhlbaum, 40        Vice President and      Indefinite                    First Vice President and General
875 Third Avenue, 22nd Fl.   Secretary               Vice President since 1998;    Counsel, Schroder; First Vice
New York, NY 10022                                   Secretary since 2001          President, Secretary and General
                                                                                   Counsel, Schroder Fund Advisors
                                                                                   Inc.; Vice President and
                                                                                   Secretary, Schroder Series Trust.
                                                                                   Formerly, Associate Attorney,
                                                                                   Seward & Kissel.
---------------------------- ----------------------- ----------------------------- ------------------------------------
Nicholas J. Rossi, 39        Assistant Vice          Indefinite                    Assistant Vice President and
875 Third Avenue, 22nd Fl.   President and           Assistant Vice President      Assistant Secretary, Schroder;
New York, NY 10022           Assistant Secretary     since 2001; Assistant         Assistant Vice President, Schroder
                                                     Secretary since 1998          Fund Advisors Inc.; Assistant Vice
                                                                                   President and Assistant Secretary,
                                                                                   Schroder Series Trust.
---------------------------- ----------------------- ----------------------------- ------------------------------------

CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any Interested Trustees with affiliated persons or principal underwriters of the
Trust:

------------------------------------ -------------------------------------------
                                                 POSITIONS HELD WITH
                                                AFFILIATED PERSONS OR
                                                PRINCIPAL UNDERWRITERS
                NAME                                  OF THE TRUST
------------------------------------ -------------------------------------------
Catherine A. Mazza                                    See above

------------------------------------ -------------------------------------------

Alan M. Mandel                                        See above

------------------------------------ -------------------------------------------

Barbara Brooke Manning                                See above

------------------------------------ -------------------------------------------

Carin F. Muhlbaum                                     See above

------------------------------------ -------------------------------------------

Nicholas J. Rossi                                     See above

------------------------------------ -------------------------------------------


COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means, and Michalis). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroder and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met separately once during the fiscal year ended October 31, 2002.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means, and Michalis) serve as a Nominating Committee of the Board of Trustees responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee did not meet separately during the fiscal year ended October 31, 2002.

SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2002:

--------------------------- ------------------------- ----------------------------- ----------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                         DOLLAR RANGE OF EQUITY     INVESTMENT COMPANIES OVERSEEN BY
                                                             SECURITIES IN           TRUSTEE IN FAMILY OF INVESTMENT
     NAME OF TRUSTEE                  FUND                        FUND                         COMPANIES*
--------------------------- ------------------------- ----------------------------- ----------------------------------
                                                      Ranges:                       Ranges:
                                                      --------                      -------
                                                            None                          None
                                                            $1-$10,000                    $1-$10,000
                                                            $10,001-$50,000               $10,001-$50,000
                                                            $50,001-$100,000              $50,001-$100,000
                                                            Over $100,000                 Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
DAVID N. DINKINS                                                                                  None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
PETER E. GUERNSEY                                                                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
JOHN I. HOWELL                                                                              $10,001 - $50,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                  $10,001 - $50,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
PETER S. KNIGHT                                                                                   None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
WILLIAM L. MEANS                                                                              $1 - $10,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                $1 - $10,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
CLARENCE F. MICHALIS                                                                         Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                            Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
HERMANN C. SCHWAB                                                                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
CATHERINE A. MAZZA                                                                            Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            International                         None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Emerging Markets                      None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Large Cap Equity                 None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            U.S. Opportunities                    None
--------------------------- ------------------------- ----------------------------- ----------------------------------
                            Ultra                            Over $100,000
--------------------------- ------------------------- ----------------------------- ----------------------------------

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2002:

----------------------- ------------------ --------------- -------------- ----------------- -----------------
                         NAME OF OWNERS
                               AND
                        RELATIONSHIPS TO                                      VALUE OF      PERCENT OF CLASS
   NAME OF TRUSTEE           TRUSTEE          COMPANY        TITLE OF        SECURITIES
                                                               CLASS
----------------------- ------------------ --------------- -------------- ----------------- -----------------
David N. Dinkins               N/A              N/A             N/A             N/A               N/A
----------------------- ------------------ --------------- -------------- ----------------- -----------------
Peter E. Guernsey              N/A              N/A             N/A             N/A               N/A
----------------------- ------------------ --------------- -------------- ----------------- -----------------
John I. Howell                 N/A              N/A             N/A             N/A               N/A
----------------------- ------------------ --------------- -------------- ----------------- -----------------
Peter S. Knight                N/A              N/A             N/A             N/A               N/A
----------------------- ------------------ --------------- -------------- ----------------- -----------------
William L. Means               N/A              N/A             N/A             N/A               N/A
----------------------- ------------------ --------------- -------------- ----------------- -----------------
Clarence F. Michalis           N/A              N/A             N/A             N/A               N/A
----------------------- ------------------ --------------- -------------- ----------------- -----------------

TRUSTEES' COMPENSATION

Trustees who are not employees of Schroder or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth information regarding compensation received by Trustees from the Trust and from the "Fund Complex" for the fiscal year ended October 31, 2002. (Interested Trustees who are employees of Schroder or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroder and its affiliates):

---------------------------------------- -------------------------------------- --------------------------------------
                                                       AGGREGATE                  TOTAL COMPENSATION FROM TRUST AND
                                                     COMPENSATION                  FUND COMPLEX PAID TO TRUSTEES*
            NAME OF TRUSTEE                           FROM TRUST
---------------------------------------- -------------------------------------- --------------------------------------
David N. Dinkins                                        $13,625                                $16,250
---------------------------------------- -------------------------------------- --------------------------------------
Peter E. Guernsey                                       $14,750                                $18,500
---------------------------------------- -------------------------------------- --------------------------------------
John I. Howell                                          $14,750                                $18,500
---------------------------------------- -------------------------------------- --------------------------------------
Peter S. Knight                                         $14,500                                $18,000
---------------------------------------- -------------------------------------- --------------------------------------
William L. Means                                        $14,750                                $18,500
---------------------------------------- -------------------------------------- --------------------------------------
Clarence F. Michalis                                    $14,750                                $18,500
---------------------------------------- -------------------------------------- --------------------------------------
Hermann C. Schwab                                       $14,750                                $18,500
---------------------------------------- -------------------------------------- --------------------------------------

   *The Total Compensation shown in this column for each Trustee includes compensation for services as Trustee of the Trust and of Schroder Series Trust ("SST"). The Trust and SST are considered part of the same "Fund Complex" for these purposes.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                           SCHRODER AND ITS AFFILIATES

Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroder plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of June 30, 2002, had under management assets of approximately $156.6 billion. Schroder's address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

                         INVESTMENT ADVISORY AGREEMENTS

Investment Advisory Agreements. Under Amended and Restated Investment Advisory Agreements (the "Advisory Agreements") between the Trust and Schroder, Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

Under the Advisory Agreements, Schroder is required to regularly provide the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Advisory Agreements provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Subadvisory Agreements. In February 2003, the Board of Trustees of the Trust approved arrangements whereby Schroder will retain Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser to Schroder Emerging Markets Fund and Schroder U.S. Large Cap Equity Fund. In connection therewith, the Board approved a separate Investment Subadvisory Agreement (each a "Subadvisory Agreement") between Schroder, SIMNA Ltd. and the Trust on behalf of the particular Fund. It is expected that the Subadvisory Agreements will take effect on or about April 1, 2003.

Under the Subadvisory Agreements, subject to the oversight of the Board and the direction and control of Schroder, SIMNA Ltd. will be required to provide on behalf of Schroder Emerging Markets Fund and Schroder U.S. Large Cap Equity Fund the portfolio management services required of Schroder under the Fund's Advisory Agreement. Accordingly, SIMNA Ltd. will be required to regularly provide the Funds with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Funds, and determine, for the Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

For the services to be rendered by SIMNA Ltd., Schroder (and not the Trust or the particular Fund) will pay to the SIMNA Ltd. a monthly fee in an amount equal to fifty percent (25%) of all fees actually paid by the Fund to Schroder for such month under the Fund's Investment Advisory Agreement, provided that SIMNA Ltd.'s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroder with respect to the Fund for such period.

The Subadvisory Agreements provide that SIMNA Ltd. shall not be subject to any liability for any error of judgment or for any loss suffered by the Trust or Schroder in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

When they go into effect, the Subadvisory Agreements may be terminated without penalty (i) by vote of the Trustees as to the particular Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund on 60 days' written notice to SIMNA Ltd., (ii) by Schroder on 60 days' written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroder and the Trust. Each Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. Each Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

RECENT INVESTMENT ADVISORY FEES. The following table sets forth the investment advisory fees paid by each of the Funds during the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000. The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

------------------------------- ---------------------------- ---------------------------- ----------------------------
Fund                            Investment Advisory Fees     Investment Advisory Fees     Investment Advisory Fees
                                Paid for Fiscal Year Ended   Paid for Fiscal Year Ended   Paid for Fiscal Year Ended
                                10/31/02                     10/31/01                     10/31/00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Emerging Markets Fund             $82,457                     $98,852                      $89,370
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S. Opportunities               $210,072                     $49,257                     $254,439
Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Ultra Fund                     $2,562,094                   $1,450,720                    $593,574
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder International Fund                     $0                     $47,760                     $408,079
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S. Large Cap                   $72,471                     $148,452                     $118,130
Equity Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------

WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroder were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroder for the noted Fund during such periods.

------------------------------- ---------------------------- ---------------------------- ----------------------------
Fund                            Fees Waived During Fiscal    Fees Waived During Fiscal    Fees Waived During Fiscal
                                Year Ended 10/31/02          Year Ended 10/31/01          Year Ended 10/31/00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Emerging Markets Fund           $261,946                     $213,982                     $167,944
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S. Opportunities               $6,743                      $100,780                      $3,721
Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Ultra Fund                       $1,838                       $33,541                      $30,346
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder International Fund              $100,259                     $246,520                     $202,208
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S. Large Cap                   $27,823                      $80,220                      $29,632
Equity Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------


                    TRUSTEES' APPROVAL OF ADVISORY AGREEMENTS

In determining to approve the most recent annual extension of the Funds' Advisory Agreements (each an "Advisory Agreement") with Schroder, the Trustees met over the course of the Trust's most recent year with the relevant investment advisory personnel and considered information provided by Schroder relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreements. For more information on these personnel of Schroder responsible for the management of the Funds, see the Section entitled "Management of the Funds" in the Prospectus. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds. The Trustees also considered the business reputation of Schroder and its financial resources.

The Trustees received information concerning the investment processes applied by Schroder in managing the Funds, as disclosed in the Prospectus. In this connection, the Trustees considered the research capabilities of Schroder.

The Trustees considered the scope of the services provided by Schroder to the Funds under the Advisory Agreements relative to services provided by other third parties to other mutual funds and the standard of care applicable to Schroder under the respective agreements.

The Trustees considered the quality of the services provided by Schroder to the Funds. The Trustees evaluated the records of Schroder with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Schroder designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including the Code of Ethics of Schroder (regulating the personal trading of its officers and employees), the procedures by which Schroder allocates trades among its various investment advisory clients and the record of Schroder in these matters.

The Trustees also considered information relating to the investment performance of the Funds relative to their respective performance benchmark(s) and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), as well as factors identified by Schroder as contributing to performance. The Trustees concluded that the scope and quality of the services provided by Schroder, as well as the investment performance of the Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by Schroder and their integrity, their personnel and systems, and their respective financial resources, to merit reapproval of the Advisory Agreements for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The Trustees evaluated the profitability of Schroder with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive."

Based on the foregoing, the Trustees concluded that the fees to be paid Schroder under the Advisory Agreements were fair and reasonable, given the scope and quality of the services rendered by Schroder.

As noted above, in February 2003, the Board of Trustees of the Trust approved the Subadvisory Agreements between Schroder, SIMNA Ltd. and the Trust on behalf of Schroder Emerging Markets Fund and Schroder U.S. Large Cap Equity Fund. It is expected that the Subadvisory Agreements will take effect on or about April 1, 2003. In approving the Subadvisory Agreements, the Trustees considered substantially the same factors with respect to SIMNA Ltd.'s qualifications and proposed services to be provided on behalf of the Funds as those described above with respect to the Trustees consideration of Schroder in approving the continuation of the Advisory Agreements, taking into account that Schroder and SIMNA Ltd. are affiliated entities under common control, and that the personnel at Schroder responsible for the day-to-day portfolio management of the Funds at the time that the Subadvisory Agreements are implemented will have the same responsibilities in their capacities as employees of SIMNA Ltd. The Trustees concluded that the implementation of the Subadvisory Agreements would not result in any change of actual control or management in respect of the advisory services provided to each Fund. They noted that SIMNA Ltd. should be expected to provide substantially the same quality of portfolio management services on behalf of the Funds as have been provided by Schroder. The Trustees also concluded that the fees to be paid by Schroder to SIMNA Ltd. under the Subadvisory Agreements are fair and reasonable, given the scope and quality of the services to be rendered by SIMNA Ltd.

                             ADMINISTRATIVE SERVICES

On behalf of each Fund (except Schroder U.S. Large Cap Equity Fund), the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Funds, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rates (based upon each Fund's average daily net assets): 0.225% with respect to Schroder International Fund; and 0.25% with respect to Schroder Emerging Markets Fund, Schroder U.S. Opportunities Fund, and Schroder Ultra Fund. The administration agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

Effective November 5, 2001, the Trust entered into a sub-administration and accounting agreement with SEI Investments Global Fund Services (formerly SEI Investments Mutual Funds Services) ("SEI"). Under that agreement, the Trust, together with all mutual funds managed by Schroder, pays fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon 60 days' written notice to the other party. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

From June 1, 1999 to November 4, 2001, the Trust received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). State Street received fees from the Funds based on the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period from June 1, 2001 to November 4, 2001.

RECENT ADMINISTRATIVE FEES. During the three most recent fiscal years, the Funds paid the following fees to Schroder Fund Advisors Inc., SEI and State Street pursuant to the administration agreements in place during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.

------------------------------- ---------------------------- ---------------------------- ----------------------------
Fund                            Administration Fees          Administration Fees          Administration Fees
                                Paid for Fiscal Year         Paid for Fiscal Year         Paid for Fiscal Year
                                Ended 10/31/02               Ended 10/31/01               Ended 10/31/00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Emerging Markets       Schroder Fund Advisors       Schroder Fund Advisors       Schroder Fund Advisors
Fund                            Inc.                         Inc.                         Inc.
                                $85,624                      $78,208                      $64,329

                                SEI                          State Street                 State Street
                                $49,692                      $49,607                      $37,130

                                State Street
                                $496
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S.                   Schroder Fund Advisors       Schroder Fund Advisors       Schroder Fund Advisors
Opportunities Fund              Inc.                         Inc.                         Inc.
                                $107,942                     $74,981                      $139,750

                                SEI                          State Street                 State Street
                                $62,241                      $44,850                      $58,903

                                State Street
                                $478
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Ultra Fund             Schroder Fund Advisors       Schroder Fund Advisors       Schroder Fund Advisors
                                Inc.                         Inc.                         Inc.
                                $510,056                     $296,868                     $124,784

                                SEI                          State Street                 State Street
                                $294,350                     $208,943                     $53,552

                                State Street
                                $2,777
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder International Fund     Schroder Fund Advisors       Schroder Fund Advisors       Schroder Fund Advisors
                                Inc.                         Inc.                         Inc.
                                $27,809                      $133,194                     $287,297

                                SEI                          State Street                 State Street
                                $18,048                      $78,115                      $132,282

                                State Street
                                $347
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S. Large Cap         Schroder Fund Advisors       Schroder Fund Advisors       Schroder Fund Advisors
Equity Fund                     Inc.                         Inc.                         Inc.
                                $0                           $0                           $0

                                SEI                          State Street                 State Street
                                $19,236                      $44,674                      $21,778

                                State Street
                                $332
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. Each Fund had previously adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares (except for Schroder Ultra Fund, which never offered Advisor Shares). Effective June 23, 2000, the Advisor Shares of each Fund were recapitalized to Investor Shares, such that no Fund presently has any Advisor Shares outstanding.

Schroder U.S. Opportunities Fund is the only Fund that made payments under the Service Plan. For the fiscal year ended October 31, 2000, the Fund paid $6,211 to the Distributor under the Service Plan. All such payments were, in turn, repaid by the Distributor to service organizations.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

  ALLOCATION. Schroder may deem the purchase or sale of a security to be in the best interest of a Fund or Funds as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission. Generally, orders are allocated on a pro rata basis. With respect to Schroder Emerging Markets Fund, however, shares may be allocated other than on a pro rata basis when the amount completed is less than 20% of the total outstanding order.

  BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroder may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

  Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Advisory Agreements, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

  If and when SIMNA Ltd. serves as subadvisor to Schroder Emerging Markets Fund and Schroder U.S. Large Cap Equity Fund, it will observe substantially the same allocation and brokerage and research policies and practices as those observed by Schroder described above.

  OTHER PRACTICES. Schroder and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. Currently, the only such hedge fund that invests in the same class of assets as a Fund is the Schroder Astra Fund, Ltd. ("Schroder Astra Fund"), which invests in securities of issuers in emerging market countries. Schroder is aware of the resulting potential conflict of interest between the Schroder Astra Fund and the Schroder Emerging Markets Fund and has taken steps to ensure that the Schroder Emerging Markets Fund is not adversely affected. In this regard, the investment management personnel of each of the Schroder Astra Fund and the Schroder Emerging Markets Fund do not provide investment management services to the other fund, and certain informational barriers limit access by the portfolio management team of each of the Schroder Astra Fund and the Schroder Emerging Markets Fund to the research and trading information utilized by the other fund.

  The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years with respect to each Fund that incurred brokerage costs.


------------------------------- ---------------------------- ---------------------------- ----------------------------
Fund                            Brokerage Commissions Paid   Brokerage Commissions Paid   Brokerage Commissions Paid
                                During Fiscal Year Ended     During Fiscal Year Ended     During Fiscal Year Ended
                                10/31/02*                    10/31/01                     10/31/00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Emerging                        $303,040                     $236,506                     $333,446
Markets Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S. Opportunities              $164,416                     $104,338                     $282,649
Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder Ultra Fund                     $2,781,339                   $1,222,680                    $537,276
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder International Fund               $40,283                     $346,830                     $597,563
------------------------------- ---------------------------- ---------------------------- ----------------------------
Schroder U.S. Large Cap                   $30,520                      $67,064                      $56,475
Equity Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------

  * Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that Fund for either of the two previous fiscal years is due to a significant decrease (or increase) in the size of the Fund and/or the volatility of the relevant market for the Fund.

  The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2002 identified as having been executed on the basis of research and other services provided by the broker or dealer.

------------------------------------- ----------------------------------- -----------------------------------
                Fund                          Total Dollar Value                Commissions Paid with
                                             of Such Transactions            Respect to Such Transactions
------------------------------------- ----------------------------------- -----------------------------------
Schroder Emerging Markets Fund        $15,142,869                         $48,070 (which amount represents
                                                                          approximately 16.9% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------
Schroder U.S. Large Cap Equity Fund   $1,966,669                          $30,520 (which amount represents
                                                                          approximately 8.85% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------
Schroder U.S. Opportunities Fund      $1,057,024                          $2,342 (which amount represents
                                                                          approximately 1.43% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------
Schroder Ultra Fund                   $353,663                            $1,440 (which amount represents
                                                                          approximately 0.06% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------
Schroder International Fund           $1,427,224                          $2,260 (which amount represents
                                                                          approximately   5.7% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debts instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

Options on indices or exchange-traded fund ("ETF") shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee

(comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

                                      TAXES

Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a RIC qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. Each Fund intends to make such distributions.

If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not presently subject to tax under Subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a maximum federal income tax rate of 20% (but see below for rules on "qualified 5-year gain"). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, any loss realized on a taxable disposition of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

For taxable years beginning after December 31, 2000, the maximum tax rates for gain from capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years ("qualified 5-year gain") are 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

A Fund is generally required to withhold a percentage of certain of your dividends and other cash distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding. For amounts paid in 2003, the rate is scheduled to be 30%.

The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a RIC) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

                         PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 10, 2003, no person owned beneficially more than 25% of the outstanding voting securities of any Fund, except as indicated on Appendix A hereto. These persons may be deemed to control the noted Funds. The Trust is not aware of any other person that may control a Fund.

To the knowledge of the Trust, as of February 10, 2003, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

To the knowledge of the Trust, as of February 10, 2003, no person owned of record, or was known to the Trust to own beneficially, more than 5% of the outstanding shares of a Fund other than as set forth on Appendix A to this Statement. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

                             PERFORMANCE INFORMATION

Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense waiver or limitation is in effect will be greater than if the waiver or limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

The table below sets forth the average annual total return (before and after taxes) of Investor Shares of the Funds for the noted periods ended October 31, 2002.

      AVERAGE ANNUAL TOTAL RETURN FOR ANNUAL PERIODS ENDED OCTOBER 31, 2002

------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
                                                                                         SINCE
                                                                                       INCEPTION       INCEPTION
                                                                                        OF FUND         DATE OF
                  FUND                       1 YEAR       5 YEAR      10 YEAR        (ANNUALIZED)         FUND
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
Schroder Emerging Markets Fund                                                                         10/31/97
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return Before Taxes                    4.27%       -3.92%        N/A            -3.92%
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return After Taxes on                  4.27%       -4.24%        N/A            -4.24%
       Distributions(1)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
      Return After Taxes on                   2.62%       -3.15%        N/A            -3.15%
      Distributions and Redemption(1)(2)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
Schroder U.S. Opportunities Fund(3)                                                                     8/06/93
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return Before Taxes                   -9.91%       3.70%         N/A            13.61%
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return After Taxes on                 -11.86%      1.49%         N/A            10.26%
       Distributions(1)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
      Return After Taxes on                  -4.77%       2.35%         N/A            10.09%
      Distributions and Redemption(1)(2)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
Schroder Ultra Fund(4)                                                                                 10/15/97
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return Before Taxes                   25.15%       75.83%        N/A            75.88%
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return After Taxes on                  5.38%       57.73%        N/A            57.92%
       Distributions(1)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
      Return After Taxes on                  13.91%       54.91%        N/A            55.10%
      Distributions and Redemption(1)(2)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
Schroder International Fund                                                                            12/19/85
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return Before Taxes                   -17.20%      -3.23%       4.74%           7.19%
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return After Taxes on                 -20.30%      -7.61%       1.02%           3.03%
       Distributions(1)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
      Return After Taxes on                  -9.71%       -2.12%       3.68%           4.33%
      Distributions and Redemption(1)(2)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
Schroder U.S. Large Cap Equity Fund                                                                    10/31/70
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return Before Taxes                   -22.05%      -1.10%       7.02%           9.18%
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
       Return After Taxes on                 -22.13%      -6.18%       1.96%           0.52%
       Distributions(1)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------
      Return After Taxes on                  -13.52%      -0.99%       4.71%           1.14%
      Distributions and Redemption(1)(2)
------------------------------------------ ------------ ----------- ------------- ----------------- ----------------

     (1) After tax returns are calculated using the highest individual marginal federal income tax rate applicable to each component of the distribution in effect on the reinvestment date and do not reflect (i) the impact of state and local taxes; (ii) the effects of phaseouts of certain exemptions, deductions and credits at various income levels; and (iii) the impact of the federal alternative minimum tax.

     (2) After tax returns are calculated by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date, and assume that capital losses are fully offset by capital gains of the same character and may be fully deducted.

     (3) Formerly, Schroder U.S. Smaller Companies Fund. Effective July 24, 2002, the Fund changed its name and certain investment policies. The Fund would not necessarily have achieved the final results and total returns listed above under its current policies.

     (4) Formerly, Schroder Micro Cap Fund. Effective March 1, 2001, the Fund changed its name and certain investment policies. The Fund would not necessarily have achieved the final results and total returns listed above under its current policies.

From time to time, Schroder, SEI, or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase a Fund's total return during the period of the waiver or assumption.

                                    CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York ("Chase"), is the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5, 2001, State Street served as custodian to each of the Funds.

The Bank of New York ("BONY"), One Wall Street, 4th Floor, New York, New York 10286, serves as custodian with respect to certain securities and other assets held by the Funds from time to time in connection with repurchase agreement transactions. BONY provides custodial services with respect to such securities substantially similar to those provided by Chase.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

                                 CODE OF ETHICS

The Trust, Schroder, SIMNA Ltd. and Schroder Funds Advisors Inc., the Trust's distributor, have each adopted a combined Code of Ethics pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, this Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code of Ethics has been filed as an exhibit to the Trust's Registration Statement.

                                  LEGAL COUNSEL

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

                              SHAREHOLDER LIABILITY

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

                              FINANCIAL STATEMENTS

The Report of Independent Accountants, financial highlights, and financial statements in respect of each Fund are included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2002 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on January 6, 2003 (File No. 811-07483; Accession No. 0000935069-03-000037). The Report, financial highlights and financial statements referred to above are incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's consent to the references to that firm in the Registration Statement is filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES


To the knowledge of the Trust, as of February 10, 2003, no person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding Investor Shares of any Fund, except as set forth below.

--------------------------------------------- ----------------------------------

                                                  Percentage of Outstanding
Record or Beneficial Owner                          Investor Shares Owned
--------------------------                          ---------------------

--------------------------------------------- ----------------------------------

SCHRODER U.S. OPPORTUNITIES FUND

--------------------------------------------- ----------------------------------
 Charles Schwab & Co. Inc.                                 26.01%
 Special Cust AC for the Benefit of Customers
 Attn:  Mutual Funds
 101 Montgomery Street
 San Francisco, CA  94104-4122
--------------------------------------------- ----------------------------------
JP Morgan Chase                                            12.14%
Mutual Funds Section
14221 Dallas Parkway
7-2-JIP-138
Dallas, TX  75254-2916
--------------------------------------------- ----------------------------------
National Financial Services Corp.                           9.59%
For Exclusive Benefit of Customers
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
--------------------------------------------- ----------------------------------
Fidelity Investments Institutional                          9.31%
Operations Co. Inc. (FIIC) as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1999
--------------------------------------------- ----------------------------------
National Investors Services Corp.                           5.54%
For the Exclusive Benefit of our Customers
55 Water Street
New York, NY 10041-0004
--------------------------------------------- ----------------------------------
ISTO for PH&H                                               5.04%
P.O. Box 523
Belleville, IL  62222-0523
--------------------------------------------- ----------------------------------

SCHRODER U.S. LARGE CAP EQUITY FUND

--------------------------------------------- ----------------------------------
BNY Clearing Services LLC                                  13.13%
A/C 6556-5857
Post & Co. 178075
111 East Kilbourn Avenue
Milwaukee, WI 53202-6683
--------------------------------------------- ----------------------------------
Security Nominees Inc.                                     10.32%
1 State Street
New York, NY 10004-1417
--------------------------------------------- ----------------------------------

SCHRODER INTERNATIONAL FUND

--------------------------------------------- ----------------------------------
Samuel & Saidye Bronfman Family FDN                        52.36%
Michael Boucher
Claridge, Inc.
1170 Peel Street, 8th Floor
Montreal, Quebec
H3B 4P2 Canada
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
Schroder Nominees Ltd.                                     18.99%
Attn: Suresh Chauhan
33 Gutter Lane, 2nd Floor
London EC2V 8AS
United Kingdom
--------------------------------------------- ----------------------------------

SCHRODER EMERGING MARKETS FUND

--------------------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                   52.63%
Special Custodian for the Benefit of
Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
--------------------------------------------- ----------------------------------
Bank of America Securities, LLC                             10.55%
Omnibus Account for the Executive Benefit
of Our Clients
NC1-004-03-06
200 N. College Street, Fl. 3
Charlotte, NC  28255-0001
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
Schroder Nominees Limited                                   6.07%
Attn:  Suresh Chauhan
33 Gutter Lane, 2nd Fl.
London EC2V 8AS
United Kingdom
--------------------------------------------- ----------------------------------
Schroder Nominees Limited                                   11.07%
JHSW Retirement Benefits Scheme
Attn:  Suresh Chauhan
33 Gutter Lane, 2nd Fl.
London EC2V 8AS
United Kingdom
--------------------------------------------- ----------------------------------
Trustees of the Estate                                      10.32%
Belonging to the Diocese of
Long Island, Inc.
36 Cathedral Avenue
Garden City, NJ  11530-4435
--------------------------------------------- ----------------------------------

SCHRODER ULTRA FUND

--------------------------------------------------- ----------------------------
Charles Schwab & Co. Inc.                                     56.31%
Special Cust AC for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
--------------------------------------------------- ----------------------------
National Financial SVCS Corp.                                 15.00%
for Exclusive Benefit of Our Customers
Sal Vella
200 Liberty Street
New York, NY  10281-1003
--------------------------------------------------- ----------------------------
National Investors Services Corp. for the                     11.29%
Exclusive Benefit of Our Customers
55 Water Street
New York, NY  10041-0004
--------------------------------------------------- ----------------------------

                                   APPENDIX B

                      RATINGS OF CORPORATE DEBT INSTRUMENTS


MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.